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                     SECURITIES AND EXCHANGE COMMISSION
                           450 Fifth Street, N.W.
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 17, 1996


                         DISCOVER CARD TRUST 1992 A
                         --------------------------
           (Exact name of Registrant as specified in its charter)


Delaware                0-21014                 Not Applicable
- --------                -------                 --------------
(State of               (Commission             (IRS Employer
organization)           File Number)            Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                              19720
- ----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826



                               Not Applicable
                       ------------------------------
               (Former address, if changed since last report)




                                Page 1 of  13
                       Index to Exhibits is on page 4
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Item 5.  Other Events

On or about June 17, 1996, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 20. June 17, 1996 is also the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on May 15, 1996). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

20 Monthly Investor Certificateholders' Statement related to the distribution of June 17, 1996 and reflecting the performance of the Trust during the Due Period ended in May 1996, that accompanied the final distribution of principal and interest on June 17, 1996.







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                                 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DISCOVER CARD TRUST 1992 A
                                        (Registrant)

                                  By:   DISCOVER RECEIVABLES FINANCING
                                        GROUP, INC.
                                        as originator of the Trust


                                  By:           Birendra Kumar
                                     --------------------------------------
                                        Birendra Kumar
                                        Vice President and Treasurer


Date: June 21, 1996


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                                EXHIBIT INDEX

Exhibit No.     Description

20              Monthly Investor Certificateholders' Statement - (June 17,
                1996).



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